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Exhibit 24.1

POWER OF ATTORNEY

        Each person whose individual signature appears below hereby authorizes and appoints Patrick M. Fahey and Bette J. Floray, or either of them, with full power of substitution and full power to act as his or her true and lawful attorney-in-fact and agent in his or her name, place and stead, and to execute in the name and on behalf of each person, individually and in each capacity stated below, and to file any and all amendments to this registration statement, including any and all post-effective amendments, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or the substitute for such attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities indicated as of the 1st day of July, 2003.

Signature		Title

By:	/s/ PATRICK M. FAHEY PATRICK M. FAHEY	Chairman of the Board, President and Chief Executive Officer
By:	/s/ BETTE J. FLORAY BETTE J. FLORAY	Executive Vice President (Principal Financial Officer)
By:	/s/ ERIC JENSEN ERIC JENSEN	Chief Accounting Officer (Principal Accounting Officer)
By:	/s/ GARY M. BOLYARD GARY M. BOLYARD	Director
By:	/s/ LARRY CARLSON LARRY CARLSON	Director
By:	/s/ MICHAEL T. CRAWFORD MICHAEL T. CRAWFORD	Director
By:	/s/ DANIEL J. DURKIN DANIEL J. DURKIN	Director
By:	/s/ JEAN GORTON JEAN GORTON	Director

By:	/s/ ROBERT D. KRAUS ROBERT D. KRAUS	Director
By:	/s/ C. STEPHEN LEWIS C. STEPHEN LEWIS	Director
By:	/s/ CLARK H. MOCK CLARK H. MOCK	Director
By:	/s/ STEPHEN M. WALDEN STEPHEN M. WALDEN	Director
By:	/s/ BETTY WOODS BETTY WOODS	Director

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  Exhibit 24.1
POWER OF ATTORNEY